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                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 2-66089, 33-28497 and 33-72372) of Flowserve Corporation of our report (relating to BW/IP, Inc. and its subsidiaries) dated January 28, 1997 appearing on page F-2 in this Annual Report on Form 10-K.


PRICE WATERHOUSE LLP


Los Angeles, California
March 27, 1998